UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(D)
                    of the Securities Exchange Act of 1934



                                 July 29, 2003
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               Date of report (Date of earliest event reported)


                          Willow Grove Bancorp, Inc.
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            (Exact name of registrant as specified in its charter)


Pennsylvania                        000-49706                  80-0034942
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(State or other jurisdiction  (Commission File Number)           (IRS Employer
of incorporation)                                          Identification No.)


Welsh and Norristown Roads, Maple Glen, Pennsylvania                  19002
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(Address of principal executive offices)                           (Zip Code)


                                (215) 646-5405
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             (Registrant's telephone number, including area code)




                                Not Applicable
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         (Former name or former address, if changed since last report)



Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          Number    Description
          ------    -----------------------------------------------------------
          99.1      Press Release announcing fourth quarter and year-end
                    results and declaration of a cash dividend.


Item 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 29, 2003, Willow Grove Bancorp, Inc. (the "Company") issued a press release announcing its results of operations for the fiscal year ended June 30, 2003 and the declaration of a cash dividend payable on August 15, 2003 to stockholders of record on August 7, 2003.

     The Company's press release dated July 29, 2003, is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference.



























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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WILLOW GROVE BANCORP, INC.



  Date: July 31, 2003         By:  /s/ Christopher E. Bell
                                   -----------------------------
                                   Christopher E. Bell
                                   Chief Financial Officer



































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                                EXHIBIT INDEX



Exhibit Number              Description
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99.1                        Press Release dated July 29, 2003